UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500 Nashville, Tennessee 37215
(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported by Surgery Partners, Inc., a Delaware corporation (the “Company”) in its Current Report on Form 8-K filed on September 1, 2017 (the “Original Filing”), on August 31, 2017, the Company, completed its acquisition of NSH Holdco, Inc., a Delaware corporation (“NSH”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of May 9, 2017, by and among the Company, SP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), NSH, and IPC / NSH, L.P. (solely in its capacity as sellers’ representative), as amended by that certain Letter Amendment, dated as of July 7, 2017 (as amended, the “Merger Agreement”), Merger Sub merged with and into NSH with NSH continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”). The Company hereby files this Amendment No. 1 to the Original Filing to provide the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the Merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 11, 2017, and the full text of the amendment to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 11, 2017, both of which are incorporated into this Item 2.01 by reference herein.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The following financial statements of NSH are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Consolidated Balance Sheets as of December 31, 2016 and 2015

•	Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014

•	Consolidated Statements of Changes in Equity for the years ended December 31, 2016, 2015 and 2014

•	Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014

•	Notes to Consolidated Financial Statements

The following interim financial statements of NSH are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Consolidated Balance Sheets as of June 30, 2017 (unaudited) and December 31, 2016

•	Unaudited Condensed Consolidated Statements of Operations for the three months ended June 30, 2017 and June 30, 2016

•	Unaudited Condensed Consolidated Statements of Operations for the six months ended June 30, 2017 and June 30, 2016

•	Unaudited Condensed Consolidated Statement of Changes in Equity for the six months ended June 30, 2017

•	Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2017 and June 30, 2016

•	Notes to Condensed Consolidated Financial Statements (unaudited)

(b) Pro Forma Financial Information.
The following unaudited pro forma combined condensed consolidated financial information is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed combined [consolidated] balance sheet as of June 30, 2017

•	Unaudited pro forma condensed combined [consolidated] statement of operations for the year ended December 31, 2016 and the six months ended June 30, 2017

•	Notes to unaudited pro forma condensed combined [consolidated] financial information

The pro forma financial information is presented for informational purposes only and does not purport to represent what the Company's results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company's financial position as of any future date or the Company's results of operations for any future period.
(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of May 9, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

2.2
Letter Amendment to Merger Agreement, by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of July 7, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 11, 2017)*

23.1	Consent of Independent Auditors
99.1	Historical consolidated financial statements of NSH Holdco, Inc.
99.2	Historical consolidated interim financial statements of NSH Holdco, Inc.
99.3	Unaudited pro forma combined condensed consolidated financial information of Surgery Partners, Inc.
* Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Teresa F. Sparks Teresa F. Sparks Executive Vice President and Chief Financial Officer
Date: November 8, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of May 9, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

2.2
Letter Amendment to Merger Agreement, by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of July 7, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 11, 2017)*

23.1	Consent of Independent Auditors
99.1	Historical consolidated financial statements of NSH Holdco, Inc.
99.2	Historical consolidated interim financial statements of NSH Holdco, Inc.
99.3	Unaudited pro forma combined condensed consolidated financial information of Surgery Partners, Inc.
* Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.